UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2019

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey	07102
(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $.01	PRU	New York Stock Exchange
5.75% Junior Subordinated Notes	PJH	New York Stock Exchange
5.70% Junior Subordinated Notes	PRH	New York Stock Exchange
5.625% Junior Subordinated Notes	PRS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2019, Prudential Financial, Inc. (the “Company”) announced that it has appointed Andrew Sullivan as Executive Vice President and Head of U.S. Businesses, effective December 1, 2019. Mr. Sullivan will succeed Stephen Pelletier, who will retire on April 1, 2020. Mr. Pelletier will transfer his functional management responsibilities to Mr. Sullivan on December 1, 2019 and will support Mr. Sullivan in his transition.

Mr. Sullivan, 49, has served as the Company’s Senior Vice President and Head of Workplace Solutions since the fourth quarter of 2017. Mr. Sullivan previously served as President of Group Insurance beginning in the fourth quarter of 2015. He joined the Company in 2011, with responsibility for the Group Insurance underwriting, claims and service organizations.

In connection with these changes, effective December 1, 2019 (i) Mr. Sullivan’s salary will be increased to $700,000 (ii) his target annual incentive for 2020 will be set at $2,000,000 and (iii) his February 2020 target long-term incentive will be set at $3,300,000, for a target total compensation of $6,000,000.

Following his retirement, Mr. Pelletier will be entitled to receive retirement benefits as described in the Company’s 2019 Proxy Statement.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s news release relating to today’s announcement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	News release of Prudential Financial, Inc. (furnished and not filed).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2019

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Margaret M. Foran
Name:	Margaret M. Foran
Title:	Chief Governance Officer, Senior Vice President and Corporate Secretary